                                   EXHIBIT 1

                                    AGREEMENT

     WHEREAS, The TCW Group ("TCWG"), Trust Company of the West ("TCW"), TCW Asset Management Company ("TAMCO"), TCW Special Credits ("Special Credits"), and TCW Special Credits Fund II, TCW Special Credits Fund IIb, TCW Special Credits Fund III and TCW Special Credits Fund IIIb (collectively, the "Special Credits Limited Partnerships"), and TCW Special Credits Fund V - The Principal Fund (the "Principal Fund"), and TCW Special Credits Trust and TCW Special Credits Trust IIIb (collectively, Special Credits Trusts"), and Oaktree Capital Management, LLC ("Oaktree"), individually or collectively, may be deemed to be a beneficial owner within the meaning of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), for purposes of Section 13(d) of the Exchange Act of the Common Stock, $0.01 par value per share, of Kindercare Learning Centers, Inc., a Delaware corporation; and

     WHEREAS, TCWG, TCW, TAMCO, Special Credits, Special Credits Limited Partnerships, Special Credits Trusts, the Principal Fund, and Oaktree each desires to satisfy any filing obligation each may have under Section 13(d) of the Exchange Act by filing a single Schedule 13D pursuant to such Section with respect to each class of securities.

     NOW THEREFORE, TCWG, TCW, TAMCO, Special Credits, Special Credits Limited Partnerships, Special Credits Trusts, the Principal Fund, and Oaktree agree to file a Schedule 13D under the Exchange Act relating to the Common Stock of Kindercare Learning Centers, Inc. and agree further to file any such amendments thereto as may become necessary unless and until such time as one of the parties shall give written notice to the other parties of this Agreement that it wishes to file a separate Schedule 13D relating to the Common Stock of Kindercare Learning Centers, Inc., provided that each person on whose behalf the
Schedule 13D or any amendment is filed is responsible for the timely filing of such Schedule 13D and any amendments thereto necessitated by the actions or intentions of such person and for the completeness and accuracy of the information pertaining to it and its actions and intentions.

     The Agreement may be executed in two or more counterparts, each of which shall constitute but one instrument.


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

Dated as of 10th day of November, 1995.

THE TCW GROUP, INC.


/s/ Michael Cahill
_______________________________________
Michael Cahill
Managing Director and General Counsel

TRUST COMPANY OF THE WEST


/s/ Kenneth Liang
_______________________________________
Kenneth Liang, Authorized Signatory

TCW ASSET MANAGEMENT COMPANY


/s/ Kenneth Liang
_______________________________________
Kenneth Liang, Authorized Signatory

TCW SPECIAL CREDITS


/s/ Kenneth Liang
________________________________________
Kenneth Liang, Authorized Signatory of
TCW Asset Management Company, the
Managing General Partner of TCW
Special Credits

TCW SPECIAL CREDITS FUND II


/s/ Kenneth Liang
_______________________________________
Kenneth Liang
Authorized Signatory of TCW Asset
Management Company, the Managing General
Partner of TCW Special Credits, the General
Partner of TCW Special Credits Fund II

TCW SPECIAL CREDITS FUND IIb


/s/ Kenneth Liang
______________________________________
Kenneth Liang
Authorized Signatory of TCW Asset
Management Company, the Managing General
Partner of TCW Special Credits, the General
Partner of TCW Special Credits Fund IIb




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

TCW SPECIAL CREDITS FUND III


/s/ Kenneth Liang
_________________________________________
Kenneth Liang
Authorized Signatory of TCW Asset
Management Company, the Managing General
Partner of TCW Special Credits, the General
Partner of TCW Special Credits Fund III

TCW SPECIAL CREDITS FUND IIIb


/s/ Kenneth Liang
_______________________________________
Kenneth Liang, Authorized Signatory of
TCW Asset
Management Company, the Managing General
Partner of TCW Special Credits, the General
Partner of TCW Special Credits Fund IIIb

TCW SPECIAL CREDITS TRUST


/s/ Kenneth Liang
______________________________________
Kenneth Liang,
Authorized Signatory of
Trust Company of the West, the trustee of
TCW Special Credits Trust

TCW SPECIAL CREDITS TRUST IIIb


/s/ Kenneth Liang
_______________________________________
Kenneth Liang,
Authorized Signatory of
Trust Company of the West, the trustee of
TCW Special Credits Trust IIIb

OAKTREE CAPITAL MANAGEMENT, LLC


/s/ Kenneth Liang
_______________________________________
Kenneth Liang, Authorized Signatory

TCW SPECIAL CREDITS FUND V - THE PRINCIPAL FUND


/s/ Kenneth Liang
______________________________________
Kenneth Liang,
Authorized Signatory of
TCW Asset Management Company, the
General Partner of TCW Special Credits
Fund V - The Principal Fund


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